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                                                                    EXHIBIT 10.2

                            LEASE EXTENSION AGREEMENT



In regard to the lease dated October 4, 1994 ("Lease") by and between Earl J. Itel and Lois Itel Trust ("Lessor"), and Bioject, Inc. ("Lessee"), said lease being further modified by extension agreement dated November 14, 1996, the parties agree that said Lease is hereby further modified as follows:


Premises:    19439 SW 90th Court, Tualatin, Oregon 97062, approximately
             6000 square feet

Term: The term of the lease shall be for two (2) years commencing OCTOBER 1, 2002 AND ENDING SEPTEMBER 30, 2004.

Rent:        Rent for the amended term shall be as follows:
             Year One:         10/1/02 -- 9/30/03          $2,288.00 per month
             Year Two:         10/1/03 -- 9/30/04          $2,385.00 per month


All other terms and conditions will remain unchanged.



LESSEE                                 LESSOR
BIOJECT, INC.                          EARL J ITEL AND LOIS ITEL TRUST


By:                                    By:
   -----------------------------          --------------------------------------
                                          EARL J. ITEL


Date:                                  By:
     --------------------------           --------------------------------------
                                          LOIS ITEL


                                       Date:
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